Significant Events after the Reporting Period	12 Months Ended
Dec. 31, 2023
Significant events after the reporting period [Abstract]
Significant Events after the Reporting Period
41.	Significant events after the reporting period

a)	On January 18, 2024, SeeQuestor filed a claim against the Company and its affiliate, Gorilla Technology UK Limited (“Gorilla UK”), alleging breach of the Assignment and License of Intellectual Property Rights dated January 2023 (the “Agreement”) and seeking the sum of US$2,493,571 and/or damages and other relief.

The Company and Gorilla UK intend to vigorously contest SeeQuestor’s claim and to advance counterclaims of their own. Accordingly, on February 28, 2024, the Company and Gorilla UK filed and served their Defense to SeeQuestor’s claim and counterclaim against SeeQuestor for damages arising from the latter’s breach of the Agreement and other misrepresentation factors. Due to the very early stage that these proceedings have reached, it is not possible to accurately predict whether any claim will succeed, as this would depend on a number of factors, including but not limited to, in this instance, the strength of evidence of misrepresentations and evidence in rebuttal that may be advanced by SeeQuestor.

Should SeeQuestor succeed on its entire claim (as it currently stands), the Company and Gorilla UK would be obliged to pay SeeQuestor the amount claimed by it (US$2,493,571) plus interest and, depending on the order made by the judge, some or all of SeeQuestor’s costs of the litigation.

b)	In February 2024, the Company raised $10 million financing through issuance of series B preferred convertible shares with $11 conversion price with series B 5 year warrants at $15 exercise price. Both series B preferred convertible shares and warrants have certain exercisability, exercise limitations and transferability conditions.